SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

FEBRUARY 26, 2004

MEGA GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

New York	000-17510	14-1653446
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

1730 Rhode Island Ave., N.W., Suite 415, Washington, DC 20036

(Address of principal executive offices)

202-296-9594

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report).

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 26, 2004, Mega Group, Inc. (the “Company”) engaged Singer Lewak Greenbaum & Goldstein LLP as its independent auditors for the year ended December 31, 2003 to replace the firm of Aronson & Company who resigned to serve as the Company’s independent public accountants on February 26, 2004. Following the engagement, Singer Lewak Greenbaum & Goldstein LLP will audit the Company’s financial statements as of and for the year ended December 31, 2003.

The decision to accept Aronson & Company’s resignation and engage Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent auditors was approved by the Board of Directors of the Company on February 26, 2004.

Aronson & Company’s reports on the Company’s financial Statements for the last two fiscal years ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles other than a going concern statement on its report on the Company’s financial statements for the fiscal years ended December 31, 2001 and December 31, 2002.

During the periods from the two most recent fiscal years ended December 31, 2002 and any subsequent interim period through the date of Aronson & Company’s resignation, February 26, 2004, there were no disagreements with Aronson & Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which, if not resolved to Aronson & Company’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its independent auditors’ reports. In addition, during the periods from the two most recent fiscal years ended December 31, 2002 and any subsequent interim period through the date of Aronson & Company’s resignation, February 26, 2004, there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided Aronson & Company with a copy of this Report prior to filing with the Commission, and has requested Aronson & Company furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the statements contained in such disclosures. A copy of such letter, dated March 6, 2004, is filed as Exhibit 16 to this Report on Form 8-K.

Prior to the date of the Board’s decision to engage Singer Lewak Greenbaum & Goldstein LLP on February 26, 2004, neither the Company nor anyone acting on its behalf consulted Singer Lewak Greenbaum & Goldstein LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-B.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 9, 2004, Merritt C. Brown resigned as Chief Financial Officer. On March 9, 2004, the Board of Directors appointed Joyce L. Brown acting Chief Financial Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit 16: Letter from Aronson & Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEGA GROUP, INC.

March 29, 2004	By:	/s/ JOHN H. BROWN
John H. Brown
Chairman of the Board and Chief Executive Officer

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